AGENT DEFERRED COMPENSATION PLAN	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
AGENT DEFERRED COMPENSATION PLAN
AGENT DEFERRED COMPENSATION PLAN

For our agent deferred compensation plan, it is our policy to immediately recognize changes in the actuarial benefit obligation resulting from either actual experience being different than expected or from changes in actuarial assumptions.

One of our insurance subsidiaries has a noncontributory, unfunded deferred compensation plan for qualifying members of its career agency force. Benefits are based on years of service and career earnings. The actuarial measurement date of this deferred compensation plan is December 31. The liability recognized in the consolidated balance sheet for the agent deferred compensation plan was $175.1 million and $142.7 million at December 31, 2014 and 2013, respectively. Expenses incurred on this plan were $36.3 million, $(2.9) million and $20.5 million during 2014, 2013 and 2012, respectively (including the recognition of gains (losses) of $(24.3) million, $17.2 million and $(7.5) million in 2014, 2013 and 2012, respectively, primarily resulting from: (i) changes in the discount rate assumption used to determine the deferred compensation plan liability to reflect current investment yields; and (ii) changes in mortality table assumptions). We purchased COLI as an investment vehicle to fund the agent deferred compensation plan. The COLI assets are not assets of the agent deferred compensation plan, and as a result, are accounted for outside the plan and are recorded in the consolidated balance sheet as other invested assets. The carrying value of the COLI assets was $157.6 million and $144.8 million at December 31, 2014 and 2013, respectively. Changes in the cash surrender value (which approximates net realizable value) of the COLI assets are recorded as net investment income and totaled $5.7 million, $19.7 million and $9.0 million in 2014, 2013 and 2012, respectively.

We used the following assumptions for the deferred compensation plan to calculate:

	2014	2013
Benefit obligations:
Discount rate	4.15%	4.75%
Net periodic cost:
Discount rate	4.75%	4.00%

The discount rate is based on the yield of a hypothetical portfolio of high quality debt instruments which could effectively settle plan benefits on a present value basis as of the measurement date. At December 31, 2014, for our deferred compensation plan for qualifying members of our career agency force, we assumed a 4.0 percent annual increase in compensation until the participant's assumed retirement date (ranging from ages 60 to 65 and completion of five years of service).

The benefits expected to be paid pursuant to our agent deferred compensation plan as of December 31, 2014 were as follows (dollars in millions):

2015	$6.5
2016	6.8
2017	7.1
2018	7.7
2019	8.0
2020 - 2024	47.4

The Company has a qualified defined contribution plan for which substantially all employees are eligible. Company contributions, which match a portion of certain voluntary employee contributions to the plan, totaled $5.1 million, $4.6 million and $4.5 million in 2014, 2013 and 2012, respectively. Employer matching contributions are discretionary.